EEI Financial Conference Orlando, FL November 10-13, 2013

2 Management Representatives Carl Chapman – Chairman, President and CEO  Jerry Benkert – Exec. VP and CFO  Susan Hardwick – Sr. VP – Finance and Assistant Treasurer  Robert Goocher – Treasurer and VP - Investor Relations Aaron Musgrave – Director, Investor Relations

3 Forward-Looking Statements All statements other than statements of historical fact are forward-looking statements made in good faith by the company and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Such statements are based on management’s beliefs, as well as assumptions made by and information currently available to management and include such words as “believe”, “anticipate”, ”endeavor”, “estimate”, “expect”, “objective”, “projection”, “forecast”, “goal”, “likely”, and similar expressions intended to identify forward-looking statements. Vectren cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond Vectren’s ability to control or estimate precisely and actual results could differ materially from those contained in this document. Forward-looking statements speak only as of the date on which our statement is made, and we assume no duty to update them. More detailed information about these factors is set forth in Vectren’s filings with the Securities and Exchange Commission, including Vectren’s 2012 annual report on Form 10-K filed on February 15, 2013. Robert L. Goocher, Treasurer and VP – Investor Relations rgoocher@vectren.com 812-491-4080

Vectren Corporation Overview

- **NYSE Symbol: VVC**
  - ~$2.8 billion market cap
- **Total shareholder return targeted at 8-10% annually**
  - Consolidated earnings growth rate of 4-5%
    - Utility at 3%; Nonutility at 10%
  - Attractive and growing dividend
    - Current yield of ~4.2%
  - Target payout ratio of ~65%
    - Supported by 75% of Utility earnings
- **Utility represents 80 to 90% of annual earnings**
  - ~$2.6 billion of rate base in rates
  - Constructive states for utility legislation/regulation
  - Proven ability to earn allowed returns
  - Expected gas infrastructure investments support future earnings growth
- **Nonutility investments focused on Infrastructure and Energy Services for future earnings growth**
- **Strong balance sheet, credit ratings and liquidity**
  - A- at S&P; A3 at Moody's – Stable outlook for both

Vectren's Core Earnings



Nonutility
~10-20%
Utility
~80-90%
Gas
~50%
Electric
~50%
1.1 million customers, Indiana and Ohio

4

5 Vectren Nonutility Infrastructure Services Energy Services Coal Mining Distribution & Transmission Pipeline Construction Energy Saving Performance Contracting & Renewable Projects Mines and Sells Coal to Vectren and 3rd Parties Vectren Utility Vectren North Indiana Gas 570,000 Customers Vectren South SIGECO – Electric 142,000 Customers Vectren South SIGECO – Gas 110,000 Customers Vectren Ohio VEDO 311,000 Customers Vectren at a Glance

6 Operating Strategies to Achieve Financial Goals Utility  Execute strategies to achieve annual earnings growth of 3% • Earn allowed returns overall – Earn current returns on infrastructure investments as provided in IN & OH legislation/regulation – Aggressively manage costs through performance management & strategic sourcing – Gas and partial electric utility lost margin recovery mechanisms in place in all territories • Gas system infrastructure replacement to drive earnings growth, enhance reliability and public safety – Reinvest earnings to support growth – no planned equity offerings – Modest external debt financing requirements – internal cash flow generation remains high Nonutility  Existing portfolio of businesses to target 10% annual earnings growth • Grow and enhance Vectren’s premier infrastructure services business by expanding footprint in the gas distribution, gas and oil transmission and wastewater markets • Grow Vectren’s successful energy services company by expanding the performance contracting geographic footprint, while growing the renewable energy business • As demand dictates, ramp up to near full production for all three mines (~7.5 million tons)

7 Third Quarter and YTD 2013 Review  Vectren’s 3rd quarter & YTD 2013 earnings, excluding ProLiance, are ahead of plan  YTD Utility results were up $0.02 per share and about flat for the quarter vs. 2012 • Despite less favorable weather impacting the electric business of ($0.02) per share for YTD and ($0.03) for the quarter  Nonutility results reflect a $0.03 EPS increase for the quarter, but a ($0.09) decrease YTD, excluding ProLiance • Nonutility results continue to be driven by the strong performance of Infrastructure Services, which was up for the quarter and YTD vs. prior year • Losses at Coal Mining drove the YTD decrease in nonutility earnings; however, Coal Mining results for the 2nd and 3rd quarters have been steadily improving  Board declared a 1.4% increase in the December 2, 2013 quarterly dividend to 36 cents per share ($1.44 per share annualized rate) 54th consecutive year of increases Competitive yield of ~4.2% $1.44 $1.28 $1.30 $1.32 $1.34 $1.36 $1.38 $1.40 $1.42 $1.44 $1.46 2009 2010 2011 2012 2013 Current Dividends Paid Per Share Annualized

8 2013 EPS Guidance Affirmed  Affirming 2013 consolidated EPS guidance • Overall Utility results still expected at or near authorized returns • Infrastructure Services continues to drive expected Nonutility results • Excluding all ProLiance results from 2013 EPS guidance Consolidated (1): $1.90 to $2.10 per share Utility: $1.65 to $1.75 per share Nonutility(1): $0.20 to $0.40 per share (1) Excludes ProLiance results

Utility – Service Territories & Rate Base


IN
OH

- Vectren Energy Delivery of Indiana - North
- Vectren Energy Delivery of Indiana - South
- Vectren Energy Delivery of Ohio

- **Gas Utilities' Rate Base: ~$1.2 billion***
  - ~$0.9 billion Indiana
  - ~$0.3 billion Ohio
  - ~10.2% Total Gas Allowed ROE
- **Electric Utility Rate Base: ~$1.3 billion***
  - All Indiana; excludes FERC Transmission
  - 10.4% Allowed ROE
- **FERC Electric Transmission Rate Base: ~$0.1 billion***
  - 12.38% Allowed ROE

* From last rate cases, which total $2.6 billion; estimated at ~$2.8 billion today

9

Utility – Constructive Recovery Mechanisms

Recent Infrastructure Investment Recovery Mechanisms

Legislation	State	Effective	Timely Recovery	Deferred	Notes
Senate Bill 251	Indiana	May 2011	80%	20%	Federal Mandates
Senate Bill 560	Indiana	April 2013	80%	20%	Infrastructure Replacement 7-Yr Plan
House Bill 95	Ohio	Sept. 2011		100%	CapEx at Long-Term Debt Rate

Core Recovery Mechanisms

	Gas			Electric
	IN-South	IN-North	Ohio	IN-South
Recovery of Bare Steel/Cast Iron Replacement Costs	✓	✓	✓	
Environmental CWIP Recovery Under SB 29				✓
Recovery of MISO Transmission Investments				✓
Gas Cost and Fuel Cost Recovery	✓	✓	✓	✓
Decoupling or Lost Margin Recovery	✓	✓		✓
Normal Temperature Adjustment	✓	✓		
Straight Fixed Variable Rate Design			✓	
Bad Debt Expense - Tracked			✓	
Bad Debt Related to Gas Costs - Tracked	✓	✓		
Unaccounted for Gas - Tracked	✓	✓	✓	

10

11 Utility - Plans for Infrastructure Investments  In Ohio, filed in August for acceleration of bare steel/cast iron replacement program and additional gas infrastructure improvements • Filing detailed a 5-yr plan (2013-2017) for these infrastructure investments totaling $187 million – Expect current recovery of investments, including a full return, under existing distribution replacement rider mechanism • Also filed for recovery of remaining 2013 capital expenditures of ~$27 million under HB95 – Deferral treatment expected for recovery of depreciation, property taxes and debt-related post in service carrying costs until next base rate case  In Indiana, expect to file to seek recovery of capital investments for our gas utilities under Senate Bills 560 & 251 by year-end 2013; filings under Senate Bill 560 will include the required 7-year infrastructure plan • Gas infrastructure filings are expected to reflect estimated construction costs of $800-$900 million over a 7-year period beginning in 2014 • These infrastructure replacement and improvement plans will be subject to review and approval by the Indiana Commission • Senate Bills 560 & 251 allow for timely recovery of 80% of depreciation, operating costs and full return, and 20% deferral treatment of such costs until the next base rate case  When rolling out 2014 guidance in February, will update total Utility CapEx forecast, including any changes to the level of expenditures expected to be required for environmental compliance related to Vectren’s electric generation fleet  Overall, expectation is that 3% will remain annual Utility EPS growth target, led by increased investments in gas utility segment

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Infrastructure Services – Miller Pipeline & Minnesota Limited

Strategy: Drive business growth through sustainable, long-term customer relationships built upon high quality construction and customer service, and strategic acquisitions



In millions
Infrastructure Services Net Income
$60.0
$40.0
$20.0
$-
$3.1
$14.9
$40.5
2010
2011*
2012

* Acquired Minnesota Limited on 3/31/11



Station Fabrication and Pipeline Construction – Berthold, ND

- Gross revenues have climbed from $236 million in 2010 to $421 million in 2011 to $664 million in 2012
- Total employees (at peak) have grown from approx. 1,600 in 2010 to 2,600 in 2011 to 3,300 in 2012

Distribution Business

- Provides underground pipeline construction and repair services for natural gas, water and wastewater companies
- Major customers are regional utilities, such as Vectren, NiSource, Duke, UGI, LG&E, Alagasco and Citizens

Transmission Business

- Provides underground pipeline construction and repair services for natural gas and petroleum transmission companies
- Major customers include Alliance, Hess, Enbridge, CenterPoint and Minnesota Pipe Line

13

14 Infrastructure Services – Footprint  Operates in ~25 states, primarily in Upper Midwest, Midwest, Mid-Atlantic and South  Approximately 3,400 employees as of 9/30/2013  Nearly $160 million of consolidated net property and equipment as of 9/30/2013

15 Infrastructure Services – Partial List of Customers  Long-term customer relationships are key • Relationship with top 10 distribution customers averages nearly 25 years  Reputation for high quality construction work and customer service • First customer is still a very large customer (~60 years)  Shared culture of commitment to safety with our customers  Building on our history and reputation, added several significant new customers over the past few years

16 Infrastructure Services - Third Quarter & YTD 2013 Review and Outlook  Infrastructure Services & Energy Services – remain focus of future nonutility investments and earnings growth for Vectren  Infrastructure Services • YTD and 3rd quarter earnings of $35.2 million and $20.4 million, respectively – Compares to 2012 YTD and 3rd quarter earnings of $27.3 million and $15.9 million, respectively – Additional distribution work completed in the quarter helped fuel earnings growth – in part due to catching up from slow start to year due to weather/rain – High demand for pipeline integrity work and new pipeline construction work in the Bakken shale basin have been key growth drivers for the transmission business in 2013 • Both near and long-term outlook for Infrastructure Services remains strong – Based on YTD results, now expect 2013 results to exceed 2012’s record level  Key growth drivers: Able to take advantage of increased demand as a result of strong customer relationships & customer service; safe, high-quality construction work; and a proven ability to manage growth through attracting and retaining highly-skilled employees • Tenure of our management team, in the field and the office, is a key competitive advantage − Team understands controlled growth, both organic and through acquisitions – selectively adding the right people and treating them well in order to retain and expand skilled work force  Strong demand expected to continue for many years for both transmission & distribution businesses • Repair & replacement due to aging natural gas and oil pipelines • New pipeline construction driven by the development of natural gas and oil found in shale formations

Energy Services - Energy Systems Group (ESG)

Strategy: Continue to grow performance contracting and renewable energy business segments through additional sales force and expanding geographic footprint

Performance Contracting

- Designs and constructs facility improvements that pay for themselves from energy savings and operational improvements
  - Assist customers with arranging financing (ESG does not provide financing)
- Major customers: municipals, universities, schools, and hospitals (MUSH market) and federal agencies
- Targeting projects that qualify for the Energy Efficient Commercial Building federal income tax deductions (Rev. Code 179D) - available thru 2013



Installation of Chiller at Orlando (FL) Sanford International Airport

Renewable Energy Services

- Designs, constructs, and often operates renewable energy projects, including:
  - Landfill gas
    - Two completed for customers in 2012
    - One just started in Q2 2013
  - Anaerobic digesters
    - Three company-owned projects completed in 2012
- Tax credits available for certain renewable energy projects

- ~225 employees at 9/30/13
  - ~45 sales professionals
- Licensed to do business in 46 states and in Puerto Rico and US Virgin Islands

17

18 Energy Services - Third Quarter & YTD 2013 Review and Outlook  Infrastructure Services & Energy Services – remain focus of future nonutility investments and earnings growth for Vectren  YTD loss of ($2.0) million vs. earnings of $0.9 million in 2012 • Third quarter results of $0.2 million compared to $2.6 million in 2012 • Overall, performance contracting market remains soft, though additional contracts were signed in Q3 – For example, finalized $15 million contract for Fort Rucker, Alabama to implement a federal Utility Energy Services Contract through a utility partner, Alabama Power ▪ Includes upgrades of lighting, HVAC equipment, and other equipment throughout the base • 4th quarter expected to be improved over 3rd quarter, including additional 179D tax deductions  Still committed to growing the business – both performance contracting & renewables • For example, renewables business finalized contract in Q1 2013 to develop, own and operate a landfill gas facility in Valdosta, GA • Federal government likely to rely on firms such as ESG to meet energy efficiency & renewable energy standards in its facilities - diminished governmental funds to achieve such goals • Customers’ HVAC, lighting, etc., replacement needs increase with passage of time • Projected increases in power prices expected to drive major energy efficiency projects  Earnings for Energy Services will be limited through 2014 due to approx. 18-24 month lead time for new sales professionals to deliver bottom line impact (projects in construction)

19 Coal Mining - Third Quarter & YTD 2013 Review  Coal Mining • 3rd quarter loss of ($2.3) million nearly flat to 2012; YTD loss of ($12.0) million vs. breakeven YTD 2012 – 3rd quarter 2013 results show continuing improvement vs. 2nd quarter loss of ($3.7) million and 1st quarter loss of ($6.0) million – Even though the scope and frequency of mine safety regulator (MSHA) inspections has significantly increased generally, citations at Prosperity dropped over 30% over the 12-month period ended 9/30/13 ▪ However, during two inspections in October, MSHA issued several “unwarrantable failure” citations to Prosperity; Prosperity is evaluating these citations and will likely challenge the basis for each citation ▪ Though not indicated at this time, should a trend of increased elevated citations persist, Prosperity could be placed on Pattern of Violation (POV) status, which would result in more frequent shutdowns of affected areas of the mine and thus increase production costs • Overall cost/ton in 3rd quarter of $43.87 improved by ~$4.50/ton compared to the 3rd quarter 2012 – Productivity improvement measures being implemented at Prosperity are working, but further cost improvements are needed to return Prosperity to profitability – Productivity is improving at Oaktown 2 as production ramp-up continues – Oaktown 1 continues to achieve very competitive costs/ton vs. other ‘room and pillar’ IL Basin mines – Increasing % of sales from the two Oaktown mines should further improve average cost/ton • Sales and pricing outlook – both moving in a positive direction, as with average cost/ton – 2013 tons sold out; expecting sales of 6.5 million tons at price of ~$43.50/ton – 6.0 million tons sold for 2014 at price of ~$44.50/ton; total projected sales of 7.3 million tons ▪ Tons sold include 0.6 million tons that are verbally agreed upon - contract is not yet signed ▪ Expected sales to Vectren’s electric utility of 2.1 million tons compared to 1.8 million in 2013 – 5.2 million tons sold for 2015 at price of ~$46/ton (including 0.6 million tons verbally agreed upon) • Better productivity & sales volumes should drive significantly improved results in 2014 & beyond

Coal Mining – Outlook for Illinois Basin (IB) Coal in 2014 and Beyond

- **Drivers of Expected Improvements**
  - Scrubbers are being installed in larger, more efficient plants, increasing demand for IB coal compared to other coal basins and helping it compete against low natural gas prices.
  - Natural gas prices forecasted to remain above $3 level reducing likelihood of coal to gas switching in Midwest
  - Prices expected to firm up and increase as supply and demand become more balanced
    - 2014 and 2015 NYMEX quotes for Central Appalachian coal prices reflect ~7% and ~15% increases over 2013 prices. Would reasonably expect IB coal to reflect price increases as well
  - **Vectren's Coal Mining group is acting on changing market dynamics** - IB coal is displacing coal from other regions, particularly Central Appalachia, as production continues to decline there



2010 Coal Sales by Region
[% of Volume]
Export
6%
Northeast
1%
Midwest
93%



2013E Coal Sales by Region
[% of Volume]
Northeast
10%
Southeast
29%
Midwest
61%

20

Vectren: Strength, Stability, Utility

Strength

- Anchored by solid utility franchises
- "A3/A-" rated by Moody's & S&P
- Well respected utility & nonutility competencies in infrastructure development

Stability

- Constructive regulatory environments
- Earnings stability driven by core utility operations
- Consistent earnings growth through disciplined investments and cost controls
- Growing dividends paid for 54 consecutive years

Utility: Vectren's Core Earnings



Nonutility
~10-20%
Utility
~80-90%
Gas
~50%
Electric
~50%
1.1 million customers, Indiana and Ohio

- **A management team that values the importance of financially strong, stable utility operations in delivering competitive shareholder returns**

21

Appendix

23 Consolidated 3rd Quarter & YTD 2013 Results $ in millions, except per share amounts 2013 2012 2013 2012 Utility Group 25.3$ 26.4$ 104.6$ 102.5$ Nonutility Group Infrastructure Services 20.4 15.9 35.2 27.3 Energy Services 0.2 2.6 (2.0) 0.9 Coal Mining (2.3) (2.2) (12.0) - Other Businesses (0.8) (0.7) (1.3) (0.6) Nonutility Group 17.5 15.6 19.9 27.6 Corporate and Other - (0.3) (0.2) (0.4) Earnings excluding ProLiance 42.8$ 41.7$ 124.3$ 129.7$ Earnings Per Share Utility Group 0.31$ 0.32$ 1.27$ 1.25$ Nonutility Group 0.21 0.18 0.24 0.33 Corporate and Other - - - - EPS excluding ProLiance 0.52$ 0.50$ 1.51$ 1.58$ Avg Shares Outstanding - Basic 82.3 82.1 82.3 82.0 ProLiance Losses -$ (2.4)$ (37.5)$ (13.5)$ EPS -$ (0.02)$ (0.46)$ (0.16)$ Ended Sept 30 Ended Sept 30 3 Months 9 Months Appendix

24 Utility - Third Quarter and YTD 2013 Review  YTD Utility Earnings of $104.6 million vs. $102.5 million in 2012 • 3rd quarter earnings of $25.3 million compared to $26.4 million in 2012 • Improved YTD results due primarily to increased gas margins and lower interest expense, partially offset by higher O&M and depreciation expense – Weather has had unfavorable impact of approx. $2 million on results YTD compared to 2012 – Though higher year-to-date, O&M is being managed to be generally flat to the original 2012 targeted levels on an annual basis, over time ▪ Targeting O&M of $275-285 million annually – range allows for some annual variability, including planned electric generation maintenance – Lower YTD interest expense by $4.3 million, reflecting impact of recent long-term debt refinancings ▪ Now expecting full-year interest expense of ~$65 million, compared to $80 million in 2011 Appendix

25 Utility - Indiana Senate Bill 560  Signed into law by Governor on April 30, 2013; effective immediately  Further expands and enhances timely recovery of infrastructure investments; great complement to legislation passed in 2011 (IN SB 251 and OH HB 95)  Key provisions include: • Allows utilities to file seven-year infrastructure replacement plan with the Indiana Commission – Ability to timely recover 80% of investments with remaining 20% deferred until next base rate case – Annual rate increase would be capped at 2% of a utility’s total retail revenues in a 12-month period • Allows for the use of forward test year in base rate cases • Allows for implementation of interim rates if a rate case has not been decided within 10 months • Helps promote expansion of natural gas service to rural areas Appendix

26 Environmental Generation Portfolio - Profile Utility – Electric Generation Profile  Over $410 million invested during last decade in emissions control equipment • Was tracked via Indiana Senate Bill 29 (return on/of CWIP investment)  Well positioned to comply with new EPA rules with no plant retirements  Voluntary clean energy standard in Indiana of 10% by 2025 • Includes energy efficiency  5 Coal-fired base units – 1,000 MW • 100% scrubbed for SO2 • 90% controlled for NOx • Substantial removal of mercury and particulate matter  6 Gas-fired peak-use turbines – 295 MW  Renewable energy ~ 5% • Landfill gas generation facility - 3MW • Wind energy – up to 80 MW via ~20- year purchased power contracts  Strongly meeting reserve requirements – no new generation expected in near term Appendix

27 Utility – Elements of Consistent Earnings Growth Gas System Infrastructure Replacement & Bare Steel/Cast Iron Acceleration  Background - Pipeline Safety, Regulatory Certainty and Job Creation act of 2011 requires PHMSA to implement new regulations for maximum allowable operating pressures, to expand integrity management (IM) regulations, and to study other items that could lead to changes in the replacement rates of cast iron pipe, for example  Vectren’s Gas Infrastructure Replacement Plans • Transmission Pipeline Infrastructure Replacement - Investments to include hydrostatic testing, in-line inspection modifications (‘smart pigging’), installation of remotely-controlled valves, etc. • Distribution Pipeline Infrastructure Replacement - projects include inside meter move outs, obsolete equipment replacements, valve additions, vintage and odd pipe replacements, etc.  Vectren’s Bare Steel/Cast Iron Acceleration Plans • Currently replacing ~50 miles annually; will propose to significantly accelerate Sustainable Cost Management and Process Improvement Initiatives  Performance Management • Amended postretirement medical plans - improved access for retirees, lowered plan costs • Consolidated 29 operating centers to 13 based on efficiency gains & mobile technologies  Strategic Sourcing • Modified fleet management strategy, saving $1.4 million annually Appendix

28 Infrastructure Services – Estimated Backlog  General Description of Types of Customer Contracts for Infrastructure Services • Infrastructure Services operates primarily under two types of contracts – blanket contracts and fixed price contracts. Blanket contracts are ones which a customer is not contractually committed to specific volumes of services, but where we have been chosen to perform work needed by a customer in a given time frame (typically awarded on a yearly basis). Fixed price contracts are ones which a customer has contractually committed to a specific service to be performed for a specific price, whether in total for a project or on a per unit basis (e.g., per dig or per foot).  General Description of Backlog for Infrastructure Services • Backlog represents an estimate of the amount of gross revenue that we expect to realize from work to be performed in the next 12 months on existing contracts or contracts we reasonably expect to be renewed or awarded based upon recent history or discussions with customers. While there is a reasonable basis to estimate backlog, there can be no assurance as to our customers’ eventual demand for our services each year or, therefore, the accuracy of our estimate of backlog.  Backlog for Infrastructure Services estimated as follows: • For blanket contracts, estimated backlog as of 9/30/2013 is $465 million. This estimate is based upon 80% of a rolling 12-month calculation of gross revenues. An 80% multiplier was used to factor in such unknowns as weather and potential budgetary restrictions of customers. • For fixed price contracts, estimated backlog as of 9/30/2013 is $40 million. This represents the value remaining on contracts awarded, but not yet completed as of 9/30/2013. • Total estimated backlog as of 9/30/2013: $505 million Appendix

29 Nonutility Metrics – Infrastructure Services $ in millions 2013 2012 2013 2012 Gross Revenue 234.3$ 182.2$ 580.5$ 449.2$ Gross Margin as % of Gross Revenue 20% 21% 17% 18% Depreciation and Amortization 7.1$ 5.1$ 20.2$ 14.2$ EBITDA (1) 43.6$ 32.9$ 87.6$ 65.1$ Net Income (1) 20.4$ 15.9$ 35.2$ 27.3$ Ending Backlog 505$ NA 505$ NA Footnote: 1) After allocations 3 Months Ended Sept 30 9 Months Ended Sept 30 Appendix

30 Nonutility Metrics – Energy Services $ in millions 2013 2012 2013 2012 Revenue 19.4$ 34.2$ 63.8$ 85.7$ Gross Margin as % of Revenue 26% 27% 27% 26% EBITDA (1) (2.7)$ 1.5$ (6.6)$ (0.8)$ Net Income (1) 0.2$ 2.6$ (2.0)$ 0.9$ Ending Backlog 65$ 87$ 65$ 87$ New Contracts 24$ 20$ 52$ 83$ Footnote: 1) After allocations Ended Sept 30 3 Months 9 Months Ended Sept 30 Appendix

Appendix

Coal Mining – Vectren Fuels

Strategy: Mine and sell Indiana (Illinois Basin) coal to Vectren's electric utility and other third parties. Long-term demand expected to be strong as scrubbers are installed, Appalachian production declines, and natural gas prices remain above $3.00

- 2013 expected sales of 6.5 million tons
- Midwest sales now complemented by additional sales made in Southeast and Northeast
- Easy access to CSX rail and barge for deliveries and trucking for local sales
- Oaktown 2 mine opened in April 2013
- Customers include Vectren, IPL (Indianapolis Power & Light), NIPSCO, Hoosier, Lakeland Utilities, and JEA (Jacksonville Electric Authority)



Box Cuts at Oaktown Mines 1 & 2

Select Mine Data	Oaktown 1	Oaktown 2	Prosperity
Tons Mined (in millions)			
2012	2.7	-	2.1
2011	2.7	-	2.5
2010	1.0	-	2.7
Maximum Annual Production (tons)	~3.0 million	~2.0 million	~2.5 million
Coal Reserves (tons)	~58 million	~38 million	~27 million
Average Heat Content (BTU/lb.)	11,100	11,300	11,300
Average Sulfur Content (lbs./ton)	5.6	4.8	4.0



Continuous Miner at Prosperity Mine

31

32 Nonutility Metrics – Coal Mining $ in millions, except per ton 2013 2012 2013 2012 Revenue 83.2$ 53.4$ 218.5$ 171.7$ Cost of Sales 85.0$ 55.8$ 231.1$ 164.8$ DD&A 13.7$ 10.3$ 38.3$ 31.2$ EBITDA (1) 10.9$ 7.5$ 22.0$ 34.9$ Net Income (1) (2.3)$ (2.2)$ (12.0)$ -$ Tons Produced (millions) 1.7 1.1 4.4 3.7 Tons Sold (millions) 1.8 1.1 4.7 3.2 Avg Realized Price/Ton (w/o freight) 42.89$ 46.24$ 43.57$ 50.12$ Cost of Sales/Ton (2) 43.87$ 48.55$ 46.28$ 47.95$ Cash Cost of Sales/Ton (3) 36.25$ 38.81$ 38.05$ 38.04$ Footn te: 1) After allocations 2) Cost of Sales: Includes all cost of sales less freight 3) Cash Cost of Sales: Cost of sales less depreciation, amortization, and mine reclamation costs Ended Sept 30 3 Months 9 Months Ended Sept 30 Appendix

33 Non-GAAP Measures The following table reconciles consolidated net income, consolidated basic EPS, and Nonutility Group net income to those results excluding ProLiance results. Please refer to the following slide for further details regarding the company’s use of Non-GAAP measures. Three Months Ended Sept. 30, 2013 Nine Months Ended Sept. 30, 2013 GAAP- Measure Less ProLiance Results Non-GAAP Measure GAAP- Measure Less ProLiance Results Non-GAAP Measure Consolidated Net Income (Loss) 42.8$ - 42.8$ 86.8$ (37.5) 124.3$ Basic EPS 0.52$ - 0.52$ 1.05$ (0.46) 1.51$ Nonutility Group Net Income (Loss) 17.5$ - 17.5$ (17.6)$ (37.5) 19.9$ Three Months Ended Sept. 30, 2012 Nine Months Ended Sept. 30, 2012 GAAP- Measure Less ProLiance Results Non-GAAP Measure GAAP- Measure Less ProLiance Results Non-GAAP Measure Consolidated Net Income (Loss) 39.3$ (2.4) 41.7$ 116.2$ (13.5) 129.7$ Basic EPS 0.48$ (0.02) 0.50$ 1.42$ (0.16) 1.58$ Nonutility Group Net Income (Loss) 13.2$ (2.4) 15.6$ 14.1$ (13.5) 27.6$ (In Millions, except EPS) (I Mil i s, ex ept EPS) Appendix

34 Use of Non-GAAP Performance Measures and Per Share Measures Results Excluding ProLiance Management uses consolidated net income, consolidated earnings per share, and Nonutility Group net income, excluding ProLiance results, to evaluate its results. Management believes analyzing underlying and ongoing business trends is aided by the removal of the ProLiance results and the rationale for using such non-GAAP measures is that, through the disposition by ProLiance of certain ProLiance Energy assets, the Company has now exited the gas marketing business. A material limitation associated with the use of these measures is that the measures that exclude ProLiance results do not include all costs recognized in accordance with GAAP. Management compensates for this limitation by prominently displaying a reconciliation of these non-GAAP performance measures to their closest GAAP performance measures. This display also provides financial statement users the option of analyzing results as management does or by analyzing GAAP results. Contribution to Vectren's basic EPS Per share earnings contributions of the Utility Group, Nonutility Group excluding ProLiance results, and Corporate and Other are presented and are non-GAAP measures. Such per share amounts are based on the earnings contribution of each group included in Vectren’s consolidated results divided by Vectren’s basic average shares outstanding during the period. The earnings per share of the groups do not represent a direct legal interest in the assets and liabilities allocated to the groups, but rather represent a direct equity interest in Vectren Corporation's assets and liabilities as a whole. These non-GAAP measures are used by management to evaluate the performance of individual businesses. In addition, other items giving rise to period over period variances, such as weather, may be presented on an after tax and per share basis. These amounts are calculated at a statutory tax rate divided by Vectren’s basic average shares outstanding during the period. Accordingly, management believes these measures are useful to investors in understanding each business’ contribution to consolidated earnings per share and in analyzing consolidated period to period changes and the potential for earnings per share contributions in future periods. Reconciliations of the non-GAAP measures to their most closely related GAAP measure of consolidated earnings per share are included throughout this discussion and analysis. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP. Appendix